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                                                                   EXHIBIT 26(r)


                     Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements

        WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

        WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

        WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242 and 333-140230) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

        WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

        WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

        WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604 and 333-148646) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

        NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


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           Signature                       Title                    Date
           ---------                       -----                    ----

     /s/  Robert L. Senkler          Chairman of the Board,  February 11, 2008
-------------------------------
     Robert L. Senkler               President and Chief
                                     Executive Officer

     /s/  Mary K. Brainerd           Director                February 11, 2008
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     Mary K. Brainerd

-------------------------------      Director
     John W. Castro

     /s/  John J. Coughlan           Director                February 11, 2008
-------------------------------
     John J. Coughlan

     /s/  Sara H. Gavin              Director                February 11, 2008
-------------------------------
     Sara H. Gavin

     /s/  John F. Grundhofer         Director                February 11, 2008
-------------------------------
     John F. Grundhofer

-------------------------------      Director
     John H. Hooley

     /s/  Dennis E. Prohofsky        Director                February 11, 2008
-------------------------------
     Dennis E. Prohofsky

     /s/  Dwayne C. Radel            Director                February 11, 2008
-------------------------------
     Dwayne C. Radel

     /s/  Trudy A Rautio             Director                February 11, 2008
-------------------------------
     Trudy A. Rautio

     /s/  Randy F. Wallake           Director                February 11, 2008
-------------------------------
     Randy F. Wallake

     /s/  Warren J. Zaccaro          Director                February 11, 2008
-------------------------------
     Warren J. Zaccaro